Exhibit 99

News Release

Contact:	Richard L. Greslick, Jr.
Secretary
(814) 765-9621

FOR IMMEDIATE RELEASE

CNB FINANCIAL CORPORATION HOLDS ANNUAL MEETING

Clearfield, Pennsylvania - April 17, 2012

CNB Financial Corporation [Nasdaq:CCNE] shareholders and CNB Bank each held separate annual meetings today.

In the CNB Financial Corporation meeting, four incumbent directors were re-seated for a term of three years. They were: Joseph B. Bower, Jr., Robert W. Montler, Joel E. Peterson, and Richard B. Seager. These directors were elected to serve the board until the Annual Meeting in the year 2015. In addition, incumbent director Richard L. Greslick, Jr. was elected to serve the board until the Annual Meeting in the year 2013.

The following Corporation directors retained their positions but were not standing for election this year: William F. Falger, Dennis L. Merrey, Deborah Dick Pontzer, Jeffrey S. Powell, Charles H. Reams, James B. Ryan, and Peter F. Smith.

In addition to the election of directors, shareholders ratified the appointment of independent auditors, Crowe Horwath LLP for the year ending December 31, 2012.

Chairman, Dennis L. Merrey, conducted the meeting. He called upon Brian W. Wingard, Interim Treasurer of CNB Financial Corporation and Chief Financial Officer of CNB Bank to address the shareholders. Mr. Wingard thanked those present and welcomed them to the meeting. He then provided a presentation of the Corporation’s 2011 financial performance.

Mr. Wingard introduced Joseph B. Bower, Jr., President & Chief Executive Officer of CNB Financial Corporation and CNB Bank. Mr. Bower offered his comments regarding the performance of the Corporation since the last Annual Shareholder’s Meeting in 2011 and the objectives for the remainder of 2012.

The most significant events of 2011 were the Corporation’s opening of a new banking center concept in Bradford, PA and the opening of a loan production office in Indiana, PA. In addition, the Corporation introduced mobile banking services in 2011 with Go Mobile, and over 1,000 customers are currently using the service.

The Corporation also elected two new board members, Joel E. Peterson, President of Clearfield Wholesale Paper in Clearfield, PA and Richard L. Greslick, Jr., Senior Vice President/Administration of CNB Bank and Secretary of CNB Financial Corporation.

Mr. Bower presented the Corporation’s objectives for 2012, which include maintaining its independence, further differentiating the Bank in the market place, achieving optimum levels of performance, and focusing on small and mid-size business relationships. In addition, the Corporation will further implement expansion initiatives by focusing on a second location in Meadville, PA as well as opening a new location for Holiday Financial Services Corporation, the Corporation’s consumer discount subsidiary.

Mr. Bower concluded his comments with the March 31, 2012 quarter end results. He noted a substantial growth in the Corporation’s net income amounting to 32.7% over first quarter results in 2011 as well as 5.3% growth in total assets, 1.1% growth in loans, and 6.1% growth in deposits since December 31, 2011.

In the Corporation’s reorganizational meeting, the Board reappointed Dennis L. Merrey as Chairman. In addition, the Board named the following corporation officers: Joseph B. Bower, Jr., President and Chief Executive Officer; Richard L. Greslick, Jr., Secretary; Brian W. Wingard, Treasurer and Principal Financial Officer; and Vincent C. Turiano, Assistant Secretary. Peter F. Smith was retained as counsel.

The CNB Bank annual meeting then followed with the twelve incumbent bank directors re-elected for the ensuing year. They are Joseph B. Bower, Jr., William F. Falger, Richard L. Greslick, Jr., Dennis L. Merrey, Robert W. Montler, Joel E. Peterson, Deborah Dick Pontzer, Jeffrey S. Powell, Charles H. Reams, James B. Ryan, Richard B. Seager, and Peter F. Smith. Mr. Merrey was reappointed as Chairman of the Board and Mr. Smith as counsel.

Following that re-election process, the following banking officers were appointed for the forthcoming year: Mr. Bower, President and Chief Executive Officer; Mark D. Breakey, Executive Vice President and Chief Credit Officer; Mr. Greslick, Senior Vice President/Administration; Mr. Wingard, Senior Vice President and Chief Financial Officer; Richard L. Sloppy, Executive Vice President and Chief Lending Officer, and Vincent C. Turiano, Senior Vice President/Operations.

David J. Zimmer, President/ ERIEBANK, Donald W. Damon, Senior Vice President/ Private Banking Division/ ERIEBANK; Steven M. Cappellino and William L. DeLuca, Jr., Senior Vice Presidents/ Commercial Banking Division/ ERIEBANK; Jeffrey W. Alabran, Senior Vice President/Commercial Lending; Todd M. Abrams, Senior Vice President/Managing Director, Wealth & Asset Management; James M. Baker, Gregory M. Dixon, Michael E. Haines, Robin L. Hay, Jeffrey A. Herr, Michael C. Sutika and Joseph H. Yaros, Vice Presidents/ Commercial Banking; Betsy Bort, Scott O. Calhoun and John M. Schulze, Vice Presidents/ Commercial Banking/ ERIEBANK; Craig C. Ball, Vice President/ Wealth Management and William J. Vitron, Jr., Vice President/ Wealth Management/ ERIEBANK; Mary Ann Conaway, Vice President/ Human Resources; David W. Ogden, Vice President/ Credit Administration; Edward H. Proud, Vice President/ Information Systems; Andrew Roman, Vice President/Wealth & Asset Management; Christopher L. Stott, Vice President/ Retail Lending; Calvin R. Thomas, Jr., Vice President/ Trust Officer; Susan M. Warrick, Vice President/ Operations; Shawn Amblod and R. Michael Love, Assistant Vice Presidents/Wealth Management; Thomas J. Ammerman, Jr., Assistant Vice President/ Security; Donna J. Collins, Assistant Vice President/ Compliance; Leanne D. Kassab, Assistant Vice President/ Marketing; Gregory Noon and C. Brett Stewart, Assistant Vice Presidents/Commercial Lending; Eileen F. Ryan, Assistant Vice President/ Mortgage Lending; Carolyn B. Smeal, Assistant Vice President/ Operations; Vickie L. Baker and Ruth Anne Ryan-Catalano, Assistant Vice Presidents/Regional Branch Administration; Carla M. LaBoda, Assistant Vice President/Regional Retail Administrator/ ERIEBANK; Mary A. Baker and Deborah M. Young, Assistant Vice Presidents/ Community Banking; Denise J. Greene, Lynette M. Hebel, Francine M. Papa, Douglas M. Shaffer, Lori D. Shimel and Susan J. Shimmel, Community Office Managers; Kelly S. Buck, Katie J. Jones, Theresa L. Swanson, Mary J. Taormina, Abby L. Williams, Community Office Managers/ERIEBANK; Julie L. Martin, Operations Officer/ERIEBANK; Timothy Roberts, Commercial

Lending Officer/ ERIEBANK; Paul D. Sallie, Private Banking Officer/ERIEBANK; Steven C. Tunall, Commercial Banking; Timothy A. Bracken, Vice President/Controller; Carol J. Cossick, Assistant Controller; Larry A. Putt, Brenda L. Terry, Mary Ann Roney, and Gregory R. Williams, Banking Officers; James C. Davidson, Mortgage Lending Officer; Thomas W. Grice, Network Administration Officer; Shannon L. Irwin, Human Resources Officer; Cory Johnston, Credit Administration Officer; Eric A. Johnson and Glenn R. Pentz, Trust Officers; Susan B. Kurtz, Customer Service Officer; Paul A. McDermott, Collections Officer; Dennis J. Sloppy, Information Systems Officer; and BJ Sterndale, Training Officer.

In addition, for Holiday Financial Services, the following officers have been appointed for the forthcoming year: Joseph P. Strouse, Vice President/Community Office Manager and Jonathan L. Holler, Assistant Vice President/Community Office Manager.

Inquiries regarding Investor Relations of CNB Financial Corporation stock (CCNE) will be answered by phoning (814) 765-9621.

CNB Bank is the primary subsidiary of CNB Financial Corporation and has twenty-one community offices in Cambria, Clearfield, Centre, Elk, Jefferson, and McKean counties and a Loan Production office in Indiana, PA. ERIEBANK is a division of CNB Bank and currently operates six full service offices in Erie, Harborcreek, Meadville and Warren, PA. Holiday Financial Services Corporation is a subsidiary of CNB Financial Corporation and currently has offices in Bellefonte, Bradford, Clearfield, Erie, Hollidaysburg, Northern Cambria, Ridgway and Sidman, PA.

CNB Bank’s website is http://www.bankcnb.com, ERIEBANK’s website is www.eriebank.net, and Holiday Financial Services’ website is www.holidayfinancialservices.com.